Prospectus Supplement -- Jan. 31, 2005*

American Express(R) Variable Portfolio Funds (Oct. 29, 2004)         S-6466-99 X

For AXP(R) Variable Portfolio - Core Bond Fund, the following language replaces the first paragraph under the section "Principal Investment Strategies":

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The rest of the section remains unchanged.

For AXP(R) Variable Portfolio - Diversified Bond Fund, the following language replaces the first paragraph under the section "Principal Investment Strategies":

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The rest of the section remains unchanged.





S-6466-53 A (1/05)

Valid until next update
*Destroy Oct. 28, 2005